Chartered-in Vessels	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
Chartered-in Vessels

a) Obligations related to Finance Leases

	September 30, 2019 $	December 31, 2018 $
LNG Carriers	1,428,146	1,274,569
Suezmax Tanker	—	23,987
Total obligations related to finance leases	1,428,146	1,298,556
Less current portion	(69,661)	(81,219)
Long-term obligations related to finance leases	1,358,485	1,217,337

LNG Carriers. As at September 30, 2019, the Partnership was a party to finance leases on nine LNG carriers (December 31, 2018 – eight LNG carriers). These nine LNG carriers were sold by the Partnership to third parties (or Lessors) and leased back under 7.5 to 15-year bareboat charter contracts ending in 2026 through to 2034. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.2%. The bareboat charter contracts are presented as obligations related to finance leases on the Partnership's consolidated balance sheets and have purchase obligations at the end of the lease terms.

The Partnership consolidates seven of the nine Lessors for financial reporting purposes as VIEs. The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and, as a result, is considered to be, under GAAP, the Lessors' primary beneficiary.

The liabilities of the seven Lessors are loans and are non-recourse to the Partnership. The amounts funded to the seven Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transactions. As a result, the amounts due by the Partnership's subsidiaries to the seven Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

During January 2019, the Partnership sold the Yamal Spirit and leased it back for a period of 15 years, with an option granted to the Partnership to extend the lease term by an additional five years. The Partnership is required to purchase the vessel at the end of the lease term. During September 2019, the Partnership refinanced the Torben Spirit by acquiring the Torben Spirit from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of 7.5 years. The Partnership is required to purchase the vessel at the end of the lease term. As a result of this refinancing transaction, the Partnership recognized a loss of $1.4 million for the three and nine months ended September 30, 2019 on the extinguishment of the original finance lease which was included in other (expense) income in the Partnership's consolidated statements of income. Subsequent to the adoption of ASU 2016-02 on January 1, 2019, sale-leaseback transactions where the lessee has a purchase obligation are treated as a failed sale. Consequently, the Partnership has not derecognized the vessels and continues to depreciate the assets as if it were the legal owner. Proceeds received from the sales are set up as financial liabilities and bareboat charter hire payments made by the Partnership to the Lessors are allocated between interest expense and principal repayments on the financial liabilities.

The obligations of the Partnership under the bareboat charter contracts for the nine LNG carriers are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As of the date these consolidated financial statements were issued, the Partnership was in compliance with all covenants in respect of the obligations related to its finance leases.

As at September 30, 2019 and December 31, 2018, the remaining commitments related to the financial liabilities of these nine LNG carriers (December 31, 2018 – eight LNG carriers) including the amounts to be paid for the related purchase obligations, approximated $1.9 billion (December 31, 2018 – $1.7 billion), including imputed interest of $489.0 million (December 31, 2018 – $435.3 million), repayable for the remainder of 2019 through 2034, as indicated below:

	Commitments
Year	September 30, 2019	December 31, 2018
Remainder of 2019	$35,389	$119,517
2020	$140,386	$118,685
2021	$138,601	$117,772
2022	$136,959	$116,978
2023	$135,459	$116,338
Thereafter	$1,330,378	$1,120,670

Suezmax Tanker. As at December 31, 2018, the Partnership was a party, as lessee, to a finance lease on one Suezmax tanker, the Toledo Spirit. As at December 31, 2018, the remaining commitments related to the one finance lease for the Suezmax tanker, including the related purchase obligations, approximated $24.2 million including imputed interest of $0.2 million, repayable in 2019. In January 2019, the charterer, who is also the owner, sold the Toledo Spirit to a third party which resulted in the Partnership returning the vessel to its owner and the obligation related to finance lease concurrently being extinguished.

b) Operating Leases

A time-charter-in contract is typically for a fixed period of time, although in certain cases the Partnership may have the option to extend the charter. The Partnership will typically pay the owner a daily hire rate that is fixed over the duration of the charter-in contract. The Partnership is generally not required to pay the daily hire rate during periods the vessel is not able to operate. The Partnership has chartered a vessel from its 52%-owned joint venture with Marubeni Corporation (or the MALT Joint Venture) on a time-charter-in contract, whereby the MALT Joint Venture provides use of the vessel to the Partnership and operates the vessel for the Partnership.

The Partnership has determined its time-charter-in contract contains both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Partnership has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Partnership estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Partnership calculates a rate excluding the operating component based on market time-charter rate information from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component. The discount rate of the lease is determined using the Partnership’s incremental borrowing rate, which is based on the fixed interest rate the Partnership could obtain when entering into a secured loan facility of similar term for an amount equal to the total minimum lease payments.

Under its time-charter-in contract with the MALT Joint Venture, which had an original term of two years and was further extended by 21 months to June 2022, the Partnership incurred time-charter hire expense for the three and nine months ended September 30, 2019 of $5.3 million and $14.0 million, respectively, of which $3.3 million and $8.7 million, respectively, was allocable to the lease component and $2.0 million and $5.3 million, respectively, was allocable to the non-lease component. The $3.3 million and $8.7 million allocable to the lease component approximates the cash paid for the amounts included in operating lease liabilities and is reflected as a reduction in operating cash flows for the three and nine months ended September 30, 2019, respectively. As at September 30, 2019, the weighted-average remaining lease term and weighted-average discount rate for the time-charter-in contract were 2.7 years and 4.6%, respectively.

The Partnership has elected to recognize the lease payments of short-term leases in profit or loss on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred, which is consistent with the recognition of payment for the non-lease component. The Partnership considers as short-term leases those with an original term of one year or less, excluding leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset where it is reasonably certain the lessee will exercise the applicable option.

A maturity analysis of the Partnership’s operating lease liabilities from its time-charter-in contract with the MALT Joint Venture as at September 30, 2019 is as follows:

	Lease Commitment	Non-Lease Commitment	Total Commitment
Year	$	$	$
Payments:
Remainder of 2019	3,698	2,282	5,980
2020	14,710	9,080	23,790
2021	14,670	9,055	23,725
2022	6,832	4,218	11,050
Total payments	39,910	24,635	64,545
Less imputed interest	(2,479)
Carrying value of operating lease liabilities	37,431
Less current portion	(13,252)
Carrying value of long-term operating lease liabilities	24,179

As at December 31, 2018, minimum commitments incurred by the Partnership relating to its time-charter-in contract with the MALT Joint Venture were approximately $23.7 million (2019) and $17.0 million (2020).